Supplement dated April 8, 2020
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
CTIVP ® - AQR International Core Equity Fund (the Fund)	5/1/2019
On March 17, 2020 the Fund's Board of Trustees approved the addition of a subadviser and changes to the Fund's principal investment strategies effective at a date to be determined (the Effective Date), which will be announced via a future supplement. As a result, on the Effective Date, Schroder Investment Management North America Inc. (SIMNA Inc.), together with its affiliate, Schroder Investment Management North America Limited (SIMNA Ltd. and together with SIMNA Inc., Schroders) will assume day-to-day management of a portion of the Fund's portfolio. Accordingly, as of the Effective Date, the changes described in this Supplement, except as otherwise noted, are hereby made to the Fund’s Prospectus.
Also, effective May 1, 2020, in anticipation of the changes discussed above, the Fund’s name is changed to Variable Portfolio - Partners International Core Equity Fund. Accordingly, on May 1, 2020, all references in the Prospectus to CTIVP® - AQR International Core Equity Fund are hereby deleted and replaced with Variable Portfolio - Partners International Core Equity Fund.
The information under the subsection "Principal Investment Strategies” in the "Summary of CTIVP® - AQR International Core Equity Fund" section is hereby superseded and replaced with the following:
Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of foreign issuers, located or traded in countries other than the U.S., that are believed to offer strong growth potential. While the Fund may invest in companies of any size, under normal circumstances, the Fund generally invests its assets in companies whose market capitalizations fall within the range of the companies that comprise the MSCI Europe, Australasia and Far East (EAFE) Index (the Index) at the time of purchase. The market capitalization range of the companies included within the Index was $613.5 million to $305.9 billion as of March 31, 2020. The market capitalization range and composition of the companies in the Index are subject to change. The Fund may invest directly in foreign securities or indirectly through depositary receipts. From time to time, the Fund may focus its investments in certain countries or geographic areas, including the Asia/Pacific region and Europe. The Fund may from time to time emphasize one or more sectors in selecting its investments.
The Fund may invest in derivatives, such as futures (including index futures), forward contracts (including forward foreign currency contracts), as well as in foreign currencies and exchange-traded funds, for hedging purposes, to gain exposure to the equity market and to maintain liquidity to pay for redemptions. A portion of the Fund's assets may be held in cash or cash-equivalent investments, including, but not limited to, short-term investment funds and money market funds.
Quantitative models are used as part of the investment process for the Fund. The models consider a wide range of factors, including, but not limited to, value and momentum. Additionally, environmental, social and/or governance (ESG) criteria are used in selecting investments for the Fund.
The information under the subsection “Principal Risks” in the “Summary of CTIVP® - AQR International Core Equity Fund" section is hereby revised to add Environmental, Social and Governance Investing Risk, Multi-Adviser Risk and Small- and Mid-Cap Stock Risk specific risk disclosure to "Issuer Risk" as follows:
Environmental, Social and Governance Investing Risk. The Fund’s consideration of issuer environmental, social and corporate governance (ESG) factors may cause the Fund to invest in, forgo investing in, or sell securities of issuers, including issuers within certain industries, sectors, regions and countries, that could negatively impact Fund performance, including relative to a benchmark or other funds without such consideration of ESG factors.
Multi-Adviser Risk. The Fund has multiple advisory firms that each manage a portion of the Fund’s net assets on a daily basis. Each adviser makes investment decisions independently from the other adviser(s). It is possible that the security selection process of one adviser will not complement or may conflict or even contradict that of the other adviser(s), including making off-setting trades that have no net effect to the Fund, but which may increase Fund expenses. As a result, the Fund's exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single adviser, which could adversely affect the Fund's performance.
Small- and Mid-Cap Stock Risk. Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
S-6546-136 A (4/20)

The fourth paragraph under the subsection "Performance Information” in the “Summary of CTIVP® - AQR International Core Equity Fund" section is hereby superseded and replaced with the following:
The Fund’s performance prior to the Effective Date reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadvisers and strategies had been in place for the prior periods, results shown may have been different.
The information under the subsection "Fund Management” in the “Summary of CTIVP® - AQR International Core Equity Fund" section is hereby superseded and replaced with the following:
Investment Manager: Columbia Management Investment Advisers, LLC
Subadviser: AQR Capital Management, LLC (AQR)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Michele Aghassi, Ph.D.	Portfolio Manager and Principal of AQR	Co-Portfolio Manager	2018
Andrea Frazzini, Ph.D.	Portfolio Manager and Principal of AQR	Co-Portfolio Manager	2018
Ronen Israel	Portfolio Manager and Principal of AQR	Co-Portfolio Manager	January 2020
Lars Nielsen	Portfolio Manager and Principal of AQR	Co-Portfolio Manager	January 2020
Subadviser: Schroder Investment Management North America Inc. (SIMNA Inc.)
Sub-Subadviser: Schroder Investment Management North America Limited (SIMNA Ltd.) (SIMNA Inc. and SIMNA Ltd., collectively referred to as Schroders)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
James Gautrey, CFA	Portfolio Manager of Schroders	Co-Portfolio Manager	the Effective Date
Simon Webber, CFA	Portfolio Manager of Schroders	Co-Portfolio Manager	the Effective Date
The information under the subsection “Principal Investment Strategies” in the “More Information About CTIVP® - AQR International Core Equity Fund" section is hereby superseded and replaced with the following:
Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of foreign issuers, located or traded in countries other than the U.S., that are believed to offer strong growth potential. While the Fund may invest in companies of any size, under normal circumstances, the Fund generally invests its assets in companies whose market capitalizations fall within the range of the companies that comprise the MSCI Europe, Australasia and Far East (EAFE) Index (the Index) at the time of purchase. The market capitalization range of the companies included within the Index was $613.5 million to $305.9 billion as of March 31, 2020. The market capitalization range and composition of the companies in the Index are subject to change. As such, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to continue to hold a security even if the company’s market capitalization grows beyond the market capitalization of the largest company within the Index or falls below the market capitalization of the smallest company within the Index. The Fund may invest directly in foreign securities or indirectly through depositary receipts. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. From time to time, the Fund may focus its investments in certain countries or geographic areas, including the Asia/Pacific region and Europe. The Fund may from time to time emphasize one or more sectors in selecting its investments.
The Fund may invest in derivatives, such as futures (including index futures), forward contracts (including forward foreign currency contracts), as well as in foreign currencies and exchange-traded funds, for hedging purposes, to gain exposure to the equity market and to maintain liquidity to pay for redemptions. A portion of the Fund's assets may be held in cash or cash-equivalent investments, including, but not limited to, short-term investment funds and money market funds.
Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers that provide day-to-day portfolio management to the Fund (collectively, the Subadvisers): AQR Capital Management, LLC (AQR) and Schroder Investment Management North America Inc. (SIMNA Inc.), together with its affiliate, Schroder Investment Management North America Limited (SIMNA Ltd. and together with SIMNA Inc., Schroders). The Investment Manager, subject to the oversight of the Fund’s Board of Trustees, decides the proportion of the Fund’s assets to be managed by each Subadviser, and may change these proportions at any time. Each Subadviser acts independently of any other Subadviser and uses its own methodology for selecting investments. Each Subadviser employs an active investment strategy.
AQR
In constructing its portion of the Fund’s portfolio, AQR utilizes a quantitative investment process. A quantitative investment process is a systematic method of evaluating securities and other assets by analyzing a variety of data through the use of models – or processes – to generate an investment opinion. The models consider a wide range of factors, including, but not limited to, value and momentum.
■	Value strategies favor securities that appear relatively inexpensive based on fundamental measures. Examples of value strategies include using price-to-earnings and price-to-book ratios.
■	Momentum strategies favor securities with strong recent performance and positive changes in fundamentals.

S-6546-136 A (4/20)

In addition to these two main factors, AQR may use a number of additional factors based on its proprietary research, including but not limited to, quality and sentiment. AQR may add to or modify the factors employed in selecting investments.
AQR determines the weight of each equity security in its portion of the portfolio using portfolio optimization techniques, taking into account its assessment of attractiveness of the equity security based on various factors, including those described above, stock weights in the benchmark index, estimated transaction costs associated with trading each equity security, and other criteria that form part of AQR’s security selection process. Individual investments may be sold or closed out during a rebalancing process, the frequency of which is expected to vary depending on its ongoing evaluation of certain factors including changes in market conditions and how much the actual portfolio deviates from the target portfolio.
Schroders
Schroders relies on a fundamental, research-driven, bottom-up approach to identify issuers it believes offer the potential for capital growth. Schroders considers factors such as a company’s potential for above average earnings growth, a security’s attractive relative valuation, whether a company has proprietary advantages, and certain environmental, social and/or governance (ESG) criteria.
With respect to its ESG analysis, Schroders conducts a comprehensive ESG assessment. Each stock is also given an explicit risk score for its ESG profile which factors into the overall risk score and position sizing decisions. While all holdings may not have a low ESG risk score, it is considered as part of the holistic assessment, weighed against materiality and other factors and a key consideration in Schroders’ decision to purchase and sell securities.
The Fund’s investment policy with respect to 80% of its net assets may be changed by the Fund’s Board of Trustees without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change. Additionally, shareholders will be given 60 days’ notice of any change to the Fund’s investment objective made to comply with the SEC rule governing investment company names.
The information under the subsection “Principal Risks” in the “More Information About CTIVP® - AQR International Core Equity Fund" section is hereby revised to add Environmental, Social and Governance Investing Risk, Multi-Adviser Risk and Small- and Mid-Cap Stock Risk specific risk disclosure to "Issuer Risk" as follows:
Environmental, Social and Governance Investing Risk. The Fund’s consideration of issuer environmental, social and corporate governance (ESG) factors may cause the Fund to invest in, forgo investing in, or sell securities of issuers, including issuers within certain industries, sectors, regions and countries, that could negatively impact Fund performance, including relative to a benchmark or other funds without such consideration of ESG factors.
Multi-Adviser Risk. The Fund has multiple advisory firms that each manage a portion of the Fund’s net assets on a daily basis. Each adviser makes investment decisions independently from the other adviser(s). It is possible that the security selection process of one adviser will not complement or may conflict or even contradict that of the other adviser(s), including making off-setting trades that have no net effect to the Fund, but which may increase Fund expenses. As a result, the Fund's exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single adviser, which could adversely affect the Fund's performance.
Small- and Mid-Cap Stock Risk. Securities of small- and mid-cap companies can, in certain circumstances, have a higher potential for gains than securities of larger companies but are more likely to have more risk than larger companies. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller and generally less experienced management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses that would affect the value of your investment in the Fund. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.
The information under the subsection "Portfolio Management" in the "More Information About CTIVP® - AQR International Core Equity Fund" section is hereby superseded and replaced with the following:
The Investment Manager has, with the approval of the Board, engaged an investment subadviser(s) to make the day-to-day investment decisions for the Fund. The Investment Manager pays the subadviser(s) for investment advisory services and retains ultimate responsibility (subject to Board oversight) for overseeing any subadviser it engages and for evaluating the Fund’s needs and the subadvisers’ skills and abilities on an ongoing basis. Based on its evaluations, the Investment Manager may at times recommend to the Board that the Fund change, add or terminate one or more subadvisers; continue to retain a subadviser even though the subadviser’s ownership or corporate structure has changed; or materially change a subadvisory agreement with a subadviser. A discussion regarding the basis for the Board’s approval of the renewal of the investment subadvisory agreement with AQR is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2019. A discussion regarding the basis for the Board’s approval of the adoption of the investment subadvisory agreement with SIMNA Inc. and the adoption of the investment sub-subadvisory agreement between SIMNA Inc. and SIMNA Ltd. will be available in the Fund’s semiannual report to shareholders for the fiscal period ending June 30, 2020.

S-6546-136 A (4/20)

The date the Subadvisers began serving the Fund is set forth under Subadvisers below. Any performance of the Fund prior to the date the Subadvisers began serving was achieved by one or more different subadvisers. Similarly, the portfolio turnover rate for periods prior to the Subadvisers’ management of the Fund was the result of management by one or more different subadvisers. A change in subadvisers may result in increased portfolio turnover.
Subadvisers
AQR, which has served as Subadviser to the Fund since May 2018, is located at Two Greenwich Plaza, Greenwich, CT 06830. AQR, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a subadvisory agreement with Columbia Management. AQR is a registered investment adviser. AQR was organized as a Delaware limited liability company in 1998 and provides investment management services to registered investment companies, collective investment vehicles, private investment partnerships, foreign investment companies and separately managed accounts.
SIMNA Inc., which has served as Subadviser to the Fund since the Effective Date, is located at 7 Bryant Park, New York, NY 10018. SIMNA Inc., subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a subadvisory agreement with Columbia Management. SIMNA Inc. is also responsible for the supervision of SIMNA Ltd., an affiliate of SIMNA Inc., located at 31 Gresham Street, London EC2V 7QA, UK, which assists in providing day-to-day portfolio management to the Fund pursuant to a sub-subadvisory agreement with SIMNA Inc. SIMNA Inc. and SIMNA Ltd. (together, Schroders) are registered investment advisers. Schroders plc, Schroders ultimate parent, is a global asset management company. Schroders plc and its affiliates have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors.
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.
Subadviser: AQR Capital Management, LLC (AQR)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Michele Aghassi, Ph.D.	Portfolio Manager and Principal of AQR	Co-Portfolio Manager	2018
Andrea Frazzini, Ph.D.	Portfolio Manager and Principal of AQR	Co-Portfolio Manager	2018
Ronen Israel	Portfolio Manager and Principal of AQR	Co-Portfolio Manager	January 2020
Lars Nielsen	Portfolio Manager and Principal of AQR	Co-Portfolio Manager	January 2020
Dr. Aghassi is a Principal of AQR. Dr. Aghassi joined AQR in 2005 and currently serves as a portfolio manager for the firm’s equity strategies. She earned a B.Sc. in applied mathematics from Brown University and a Ph.D. in operations research from the Massachusetts Institute of Technology.
Dr. Frazzini is a Principal of AQR. Dr. Frazzini joined AQR in 2008 and currently serves as the Head of AQR’s Global Stock Selection team. He earned a B.S. in economics from the University of Rome III, an M.S. in economics from the London School of Economics and a Ph.D. in economics from Yale University.
Mr. Israel is a Principal of AQR. Mr. Israel joined AQR in 1999 and currently serves as the Co-Head of Portfolio Management, Research, Risk and Trading and is a member of the firm’s Executive Committee. He earned a B.S. in economics from the Wharton School at the University of Pennsylvania, a B.A.S. in biomedical science from the University of Pennsylvania’s School of Engineering and Applied Science, and an M.A. in mathematics from Columbia University.
Mr. Nielsen is a Principal of AQR. Mr. Nielsen joined AQR in 2000 and currently serves as the Co-Head of Portfolio Management, Research, Risk and Trading and is a member of the firm’s Executive Committee. He earned a B.Sc. and an M.Sc. in economics from the University of Copenhagen.
Subadviser: Schroder Investment Management North America Inc. (SIMNA Inc.)
Sub-Subadviser: Schroder Investment Management North America Limited (SIMNA Ltd.) (SIMNA Inc. and SIMNA Ltd., collectively referred to as Schroders)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
James Gautrey, CFA	Portfolio Manager of Schroders	Co-Portfolio Manager	the Effective Date
Simon Webber, CFA	Portfolio Manager of Schroders	Co-Portfolio Manager	the Effective Date
Mr. Gautrey joined Schroders in 2001 and currently serves as a portfolio manager for international equity portfolios. He earned a B.Sc. in economics from the University College London.
Mr. Webber joined Schroders in 1999 and currently serves as a portfolio manager for global and international equity portfolios. He earned a B.Sc. in physics from the University of Manchester.
Shareholders should retain this Supplement for future reference.
4
S-6546-136 A (4/20)